Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
by and between
CENTURY ALUMINUM COMPANY
and
GLENCORE INVESTMENT PTY LTD
July 7, 2008

i

ii

REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement is made and entered into as of July 7, 2008, by and between Century Aluminum Company, a Delaware corporation (the “Company”), and Glencore Investment Pty Ltd, an Australian corporation (the “Purchaser”).
RECITALS
     WHEREAS, the Company and the Purchaser have entered into a certain Stock Purchase Agreement dated as of the date of this Agreement (the “Purchase Agreement”), pursuant to which the Purchaser has subscribed for and has agreed to purchase from the Company, and the Company has agreed to issue to the Purchaser, 160,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the “Initial Preferred Shares”); and
     WHEREAS, in order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights to certain of the holders from time to time of the Preferred Shares (as defined below) and the Common Stock (as defined below) issuable upon conversion of the Preferred Shares.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:
ARTICLE 1.
DEFINITIONS
     Section 1.1  Definitions. As used in this Agreement, the following terms shall have the following meanings:
     (a) “Affiliate” with respect to any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control,” when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.
     (b) “Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.
     (c) “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.
     (d) “Certificate of Designation” means the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock of the Company.
     (e) “Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in exchange or substitution therefor, including in any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

     (f) “Company” means the Company as defined in the preamble hereof, which term shall also include the Company’s successors.
     (g) “Demand Registration” means any registration of Registrable Securities pursuant to Section 2.1(a).
     (h) “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated by the SEC thereunder.
     (i) “Holder” means the Purchaser and any other holder of Registrable Securities or the Preferred Shares that is an Affiliate of the Purchaser or that is a Pledgee, in each case, for so long as it owns any Registrable Securities or Preferred Shares.
     (j) “Holder Indemnified Parties” has the meaning set forth in Section 5.1(a) hereof.
     (k) “Initial Preferred Shares” means the Initial Preferred Shares as defined in the recitals hereof.
     (l) “Majority Holders” means Holders of more than fifty (50%) percent of the Registrable Securities, including shares of Common Stock issuable upon conversion of Preferred Shares held by them.
     (m) “Other Shares” has the meaning set forth in Section 2.2(c) hereof.
     (n) “Piggyback Registration” has the meaning set forth in Section 2.2(a) hereof.
     (o) “Pledgee” means a secured party to which the Purchaser or any of its Affiliates grants a pledge, mortgage or similar encumbrance on Registrable Securities, the terms and conditions of which grant complies with the Section 8(a)(ii) of the Certificate of Designation.
     (p) “Preferred Shares” means the Initial Preferred Shares and any additional securities issued in exchange or substitution therefor, including in any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization, or as a dividend or other distribution in respect thereof.
     (q) “Prospectus” means a prospectus under the Securities Act relating to a Registration Statement contemplated by this Agreement.
     (r) “Purchase Agreement” means the Purchase Agreement as defined in the recitals hereof.
     (s) “Purchaser” means the Purchaser as defined in the preamble hereof.
     (t) “Registrable Securities” means shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock pursuant to Section 5(a)(i)(A), (B) or (C)

of the Certificate of Designation from time to time, upon original issuance thereof and at all times subsequent thereto, and associated related rights, if any, until the earliest of, with respect to particular Registrable Securities, (i) the date on which the resale thereof has been effectively registered under the Securities Act and such securities have been disposed of in accordance with the Registration Statement relating thereto, (ii) the date on which such securities are Transferred to other than a Holder, and (iii) the date on which such securities cease to be outstanding.
     (u) “Registration Statement” means a Registration Statement pursuant to Section 5 of the Securities Act.
     (v) “Requisite Information” means Requisite Information as defined in Section 2.3(a) hereof.
     (w) “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act.
     (x) “SEC” means the Securities and Exchange Commission, or any successor governmental agency or authority thereto.
     (y) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated by the SEC thereunder.
     (z) “Selling Agent” means an underwriter, placement agent, broker-dealer, dealer-manager or similar third party selling agent.
     (aa) “Selling Holder” has the meaning set forth in Section 2.3(a) hereof.
     (bb) “Suspension Period” means Suspension Period as defined by Section 3.2(b).¶
     (cc) “Transferred” means, directly or indirectly, to sell, transfer, assign or similarly dispose of or pledge, mortgage or similarly encumber (by operation of law or otherwise), either voluntarily or involuntarily, any equity securities of the Company or any interest in any such equity securities.
     (dd) “Underwriter”, whether used in capitalized or un-capitalized form, means a Selling Agent; “underwritten registration” and “underwritten offering”, whether used in capitalized or un-capitalized form, a Widely Distributed Offering; and “underwriting arrangement” and “underwriting agreement”, whether used in capitalized or un-capitalized form, refers to the arrangement or agreement with the Selling Agent(s).
     (ee) “Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.
     (ff) “Widely-Distributed Offering” has the meaning set forth in Section 3.3(a) hereof.

     Section 1.2    Certain Interpretations. Whenever in this Agreement reference is made to a law, statute, rule or regulation, such reference shall mean such law, statute, rule or regulation as amended from time to time, and any successor law, statute, rule or regulations
ARTICLE 2.
REGISTRATION OBLIGATION
     Section 2.1 Demand Registration Statement.
          (a) (i) If at any time following November 4, 2008 the Company receives a written request from Holders of Registrable Securities with respect to a sale of Registrable Securities in an aggregate amount of not less than $100,000,000, the Company shall prepare and, as promptly as practicable file with the SEC and use its reasonable best efforts to cause to be declared effective as soon as practicable a registration statement (a “Registration Statement”) relating to the offer and sale of the Registrable Securities by Holders thereof requesting to participate in such Registration Statement in accordance with the methods of distribution set forth in the Registration Statement and applicable rules promulgated by the SEC pursuant to the Securities Act, as such rules may be amended from time to time, or any successor rules or regulations, subject to the limitations of this Agreement; provided that so long as the Company is a Well-Known Seasoned Issuer and is eligible to file an automatic shelf registration pursuant to Instruction 1.D. of Form S-3, it shall file such Registration Statement pursuant to such Instruction..
          (ii) If at any time following November 4, 2008 and prior to the twelve month anniversary of the date on which the Initial Preferred Shares are issued, and for so long as the Company is eligible to use a Form S-3 registration statement, the Company receives a written request from Holders of at least 25% percent of the Registrable Securities to file a registration statement to cover sales of Registrable Securities pursuant to Rule 144, the Company shall prepare and, as promptly as practicable file with the SEC and use its reasonable best efforts to cause to be declared effective as soon as practicable a Registration Statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale of Registrable Securities by Holders requesting to participate in such Registration Statement pursuant to Rule 144, subject to the limitations of this Agreement; provided that so long as the Company is a Well-Known Seasoned Issuer and is eligible to file an automatic shelf registration pursuant to Instruction 1.D. of Form S-3 it shall file such Registration Statement pursuant to such Instruction.
          (iii) If at any time following November 4, 2008 the Company shall cease to have the status of Well-Known Seasoned Issuer or is otherwise ineligible to file an automatic shelf registration pursuant to Instruction 1.D. of Form S-3, the Company shall, within 60 days of losing such status, file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale of all Registrable Securities, and shall file such additional Registration Statements in accordance with Rule 462(a)(6) under the Securities Act as may be required in order for a Registration Statement to be continuously available to the Holders for the resale of Registrable Securities; provided, further, that the Holders shall notify the Company at least five Business Days in advance of the commencement of any proposed offers and sales by them of Registrable Securities under such

Registration Statement, and such offers and sales shall be subject to the terms and conditions of this Agreement.
          (b) The Company shall use its reasonable best efforts to cause the Registration Statement filed under Section 2.1(a) to be declared effective as soon as practicable and to keep the Registration Statement continuously effective for a period continuing until all the Registrable Securities have been sold by the Holders.
          (c) The Company shall as promptly as practicable supplement and amend the Registration Statement if and as required by the Securities Act, including the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement.
          (d) The Holders shall not be entitled to offer or sell Registrable Securities in a Widely Distributed Offering under Demand Registrations (i) more than once in any nine (9) month period nor (ii) more than a total of six (6) times (excluding for these purposes any transaction in which the securities proposed to be offered and sold have not been offered and or sold because the registration statement is withdrawn other than by the Holders, the Company exercises any suspension right under Section 3.2, or a stop order is issued or similar action is taken with respect to the Registration Statement).
          (e) The Company shall use its reasonable best efforts to maintain its status as a Well-Known Seasoned Issuer and its eligibility to file a Registration Statement pursuant to Instruction 1.D. of Form S-3, which shall include, without limitation, the obligation to timely make all filings required to be made by it with the SEC under the Exchange Act; provided, that the Company shall not be required to maintain the value of its outstanding voting and non-voting common equity held by non-affiliates as required by Rule 405 under the Securities Act.
     Section 2.2 Company Registration.
          (a) If the Company shall determine to file a Registration Statement to register any of its securities either for its own account or the account of a security holder or holders exercising demand registration rights (other than pursuant to Section 2.1 hereof), other than a registration relating to employee benefit plans or a registration statement on Form S-4 or any successor form, the Company will:
               (i) Promptly (but at least 30 days prior to the filing of such Registration Statement) give to each Holder written notice thereof; and
               (ii) use its reasonable best efforts to include in such Registration Statement (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within fifteen (15) days after the written notice from the Company described in clause (i) above is received by such Holder. Such written request may specify all or a part of a Holder’s Registrable Securities. Each such registration under this Section 2.2(a) is hereinafter referred to as a “Piggyback Registration.”

          (b) If the Registration Statement of which the Company gives notice under Section 2.2(a) is contemplating an offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the Piggyback Registration right of any Holder pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities such Holder proposes to sell in the underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the Selling Agent(s) selected by the Company. If any person does not agree to the terms of any such underwriting, he, she or it shall be excluded therefrom by written notice from the Company. Notwithstanding any other provision of this Section 2.2, if the representative of the Selling Agent(s) advises the Company that marketing factors require a limitation on the number of shares to be underwritten, the Company may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the Registration Statement and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the Registration Statement and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 2.2(c). Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.
          (c) In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the “Other Shares”) requested to be included in a registration on behalf of the Holders or other selling Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Other Shares shall be excluded, pro rata, until the aggregate number of shares of Registrable Securities and Other Shares may be included in such registration. If, after the complete exclusion of Other Shares from such registration, the aggregate number of shares of Registrable Securities cannot be so included as a result of such limitations, the remaining shares of Registrable Securities shall be excluded, pro rata, until the aggregate number of shares of Registrable Securities may be included in such registration. In no event shall shares of Registrable Securities held by the Holders be excluded from such registration unless all Other Shares have been completely excluded from such registration.
     Section 2.3 Selling Holder Information.
          (a) Each Holder wishing to sell Registrable Securities pursuant to a Registration Statement and related Prospectus (each such Holder, a “Selling Holder”) shall furnish to the Company, in a timely manner, such information regarding itself and the distribution of its Registrable Securities as is required to be disclosed by the Selling Holder in the Registration Statement and as the Company may request, pursuant to the Securities Act or comments of the SEC (the “Requisite Information”).
          (b) Each Holder wishing to sell Registrable Securities pursuant to a Registration Statement hereunder shall promptly notify the Company of any material changes to the Requisite Information provided to the Company by such Holder, and the Company shall use its reasonable best efforts to file, as soon as practicable after the receipt of any changes in the Requisite Information with respect to such Holder (including, without limitation, any changes in the plan of distribution), a Prospectus supplement pursuant to Rule 424 promulgated by the SEC pursuant to the Securities Act, or otherwise amend or supplement such Registration Statement to include in the Prospectus the Requisite Information as to such Holder (and the Registrable Securities held by such Holder) and to cause such amendment to become or be declared effective as promptly as practicable, and the Company shall provide such Holder a copy of such Prospectus as so amended or supplemented containing the Requisite Information in order to permit such Holder to comply with the Prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder’s Registrable Securities and to file the same with the SEC.
          (c) The Company shall not be required to include in the Registration Statement and related Prospectus the Registrable Securities of any Holder if it does not promptly provide the Company with the Requisite Information in accordance with this Section 2.3.
ARTICLE 3.
REGISTRATION PROCEDURES.
     Section 3.1 General Procedures. In connection with any Piggyback Registration or Demand Registration, the following provisions shall apply:
          (a) The Company shall furnish each Holder and the Selling Agent(s) copies of the Registration Statement and all related documents proposed to be filed (excluding, unless requested, those documents incorporated or deemed to be incorporated by reference and then only to the Holder who so requested) and use its reasonable best efforts to reflect therein, when so filed with the SEC, such comments regarding a Holder as have been proposed and delivered by such Holder to the Company in a timely manner. The Company shall not file the Registration Statement or related Prospectus or any amendments or supplements thereto (excluding any document that would be incorporated or deemed incorporated by reference) to which the representative of the Majority Holders or the Selling Agent(s) shall reasonably object in writing within two (2) Business Days after the receipt of such documents. The Company shall notify the Holders promptly of any comments from the SEC to the Registration Statement and shall furnish each Holder copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement.
          (b) The Company shall furnish to each Holder, upon such Selling Holder’s written request, at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, and, if any Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).
          (c) The Company shall, during any period when Holders have notified the Company that they are offering Registrable Securities for sale pursuant to a Registration Statement under the Demand Registration and ending upon the consummation of the offer and sale contemplated by such notice (each such period, a “Demand Registration Period”), deliver to each Selling Holder, upon such Selling Holder’s written request, as many copies of the

Prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the Selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Registration Statement during a Demand Registration Period pursuant to the Registration Statement in accordance with applicable law in the manner described herein.
          (d) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as Majority Holders shall reasonably request in order to facilitate the disposition of the Registrable Securities pursuant to a Piggyback Registration or Demand Registration.
          (e) The Company shall upon a Selling Holder’s written request (i) make reasonably available for inspection by a representative of the Selling Holders, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney or accountant retained by the Selling Holders or any such underwriter, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) cause the appropriate officers, directors, employees, accountants and auditors of the Company and its subsidiaries to supply all relevant information reasonably requested by such representative of the Selling Holders or any such underwriter, attorney or accountant in connection with the Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act and as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Selling Holders by one counsel designated by and on behalf of them, which shall be counsel to Purchaser unless such counsel elects not to so act; and provided, further, that such persons shall first agree in writing with the Company that any information that is designated by the Company in writing as confidential at the time of delivery of such information, or by its nature would reasonably be considered to be confidential, shall be kept confidential by such persons unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Registration Statement or use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or otherwise obligated to keep such information. No recipient of any confidential information of the Company shall disclose any such information pursuant to subparagraphs (i) and (ii) above unless not less than three (3) Business Days prior thereto, such recipient (A) notifies the Company of the terms and circumstances surrounding such proposed disclosure, (B) consults with the Company on the advisability of taking legally available steps to resist or narrow such request, and (C) if disclosure of such confidential information is required, exercise its reasonable best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such information.

          (f) The Company shall use its reasonable best efforts either to cause all the Registrable Securities covered by the Registration Statement to be listed on each United States securities exchange on which securities of the same class or series issued by the Company are then listed.
          (g) Prior to any public offering of the Registrable Securities pursuant to the Registration Statement, the Company shall register or qualify the Registrable Securities for offer and sale under the securities or “blue sky” laws of such states of the United States, if applicable, as any Selling Holder reasonably requests in writing by the time the Registration Statement is declared effective by the SEC and do any and all other acts or things reasonably necessary or advisable to enable such Selling Holder to offer and sell in such jurisdictions the Registrable Securities owned by it covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business or as a dealer in Securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.
          (h) The Company shall make generally available to the Holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of a twelve (12) month period (or seventy-five (75) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such twelve (12) month period.
          (i) The Company shall cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Selling Holders may request a reasonable period of time prior to sales of the Registrable Securities pursuant to the Registration Statement.
          (j) Subject to Section 4.1 hereof, the Majority Holders shall have the right to select one legal counsel to review the Registration Statement, which shall be such counsel as is designated in writing by the Majority Holders prior to the initiation of such other legal counsel’s review of any registration. The Company and such legal counsel, if designated, shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.
          (k) If any Holder is required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to it, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance contemplated by Section 3.3(c)(iv), addressed to the Holders, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance contemplated by Section 3.3(c)(ii), addressed to the Holders.

          (l) The Company shall use its reasonable best efforts to take all other steps reasonably requested by the Majority Holders necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.
          (m) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Registration Statement and the prospectus included therein (the “Prospectus”) and any amendment or supplement thereto, as of the effective date of the Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall file any amendments or supplements required in order to comply with the foregoing clauses (i) and (ii) as promptly as practicable; provided, however, the Company makes no representation, warranty or covenant with respect to any information supplied by a Holder for inclusion in such Registration Statement or Prospectus.
     Section 3.2 Notices, Suspensions, Etc.
          (a) The Company shall, as promptly as practicable, give written notice to the Holders (which notice pursuant to clauses (v)-(ix) hereof shall be and pursuant to clauses (ii)-(iv) may be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or until they receive a notice from the Company that they may resume use of the existing Prospectus, as applicable):
               (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the SEC or any other federal or state governmental authority for additional information after the Registration Statement has become effective;
               (iii) of initiation of any proceedings by the SEC or any other federal or state governmental authority with respect to the issuance of a stop order suspending the effectiveness of the Registration Statement;
               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the initiation or threatening of any proceeding with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction;
               (v) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus;
               (vi) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement;

               (vii) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction;
               (viii) of the happening of any event that in the good faith judgment of the Company requires the Company to make changes in the Registration Statement or the Prospectus in order that the Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and
               (ix) of the start and completion of any Suspension Period under Section 3.2(b) below.
          (b) In addition to any suspension in accordance with paragraphs (ii) through (viii) of Section 3.2(a) above, and notwithstanding any other provision of the Agreement to the contrary, the Company may (i) defer the filing of any Registration Statement or Prospectus or (ii) suspend the use of any Registration Statement or Prospectus, at any time, for a period (“Suspension Period”), which together with any additional period for which use of a Registration Statement is deferred or suspended under Section 3.2(a)(viii) above, does not exceed an aggregate of seventy (70) days in any one hundred and eighty (180) day period or an aggregate of one hundred twenty (120) days in any twelve month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company’s obligations hereunder), including, without limitation, any pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or other material event or transaction, or negotiations, discussions or pending proposals with respect thereto, it is in the interest of the Company to defer such filing or suspend such use, and prior to deferring such filing or suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.
          (c) The Company shall use its reasonable best efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement or lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction in which they have been qualified for sale and shall provide notice as promptly as practicable to each Selling Holder of the withdrawal of any such order.
          (d) Upon the occurrence of any event contemplated by paragraphs (ii) through (viii) of Section 3.2(a) above with respect to which event the Company’s notice included an instruction to suspend use of the Registration Statement or Prospectus until the requisite changes were made, the Company shall, if required by applicable law, promptly as reasonably practicable, prepare and file a post-effective amendment to the Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Selling Holders or purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (e) If the Company notifies the Selling Holders in accordance with paragraphs (ii) through (ix) of Section 3.2(a) above and/or Section 3.2(b) to suspend the use of the Registration Statement or Prospectus, then the Selling Holders shall suspend use of such Registration Statement or Prospectus and if so directed by the Company, each Holder will deliver to the Company all copies in its possession, other than permanent file copies, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
     Section 3.3 Plan of Distribution; Widely-Distributed Offerings.
          (a) Holders of Registrable Securities will be entitled to offer and sell Registrable Securities from time to time pursuant to Demand Registrations only in a widely distributed offering managed or administered by one or more Selling Agents selected by the Company and reasonably acceptable to the Majority Holders in which the Registrable Securities to be sold are in the aggregate amount of not less than $100,000,000 (a “Widely Distributed Offering”) or in transactions pursuant to Rule 144.
          (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Majority Holders and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          (c) The Company, if reasonably requested by the Selling Agent(s), shall, in the case of an underwritten offering, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) cause its counsel to deliver opinions and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters, addressed to each Selling Holder and the underwriters, covering such matters as are customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such underwriters); (iii) cause its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the Registrable Securities, (iv) cause its independent public accountants and the independent public accountants with respect to any other subsidiary of the Company or business acquired by the Company for which financial statements and financial information is provided in the Registration Statement to provide to the Selling Holders of the applicable Registrable Securities and any underwriter therefor such “comfort” letters in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, and (v) set forth in full in the underwriting agreement, customary indemnification provisions and procedures.

          (d) Notwithstanding any other provision of this Section 2.1, if the representative of the Selling Agent(s) advises the Holders participating in a Widely Distributed Offering that marketing factors require a limitation on the number of shares to be registered or underwritten, the number of Registrable Securities to be included in the Widely Distributed Offering shall be limited to such number; provided that if such Holders are unable to agree on an allocation of the number of Registrable Securities that each will include in the Widely Distributed Offering in order to achieve such limitation, the shares of Registrable Securities requested to be included by each Holder participating in such Widely Distributed Offering shall be excluded, pro rata, until the aggregate number of shares of Registrable Securities that may be included in such Demand Registration is achieved.
ARTICLE 4.
OTHER AGREEMENTS.
     Section 4.1 Fees and Expenses.
          (a) All expenses incident to the Company’s performance of and compliance with this Agreement shall, subject to Section 4.1(c) hereof, be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation:
               (i) all registration and filing fees and expenses (including stock exchange listing fees);
               (ii) all fees and expenses of compliance with federal securities and state “blue sky” or securities laws;
               (iii) all expenses of printing (including printing certificates for the Registrable Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;
               (iv) all fees and disbursements of counsel for the Company;
               (v) all application and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
               (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).
          (b) The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.
          (c) Notwithstanding anything herein to the contrary, Selling Holders shall be responsible for their individual selling expenses, including commissions and discounts and fees and expenses of any legal counsel or other advisors retained by them (which in the case of Demand Registrations shall include advisors or counsel retained by underwriters), in connection with any Demand Registration or Piggyback Registration.
     Section 4.2 Information Requirements. The Company agrees that at all times while there is one or more Holders of any Registrable Securities, it will (i) file all reports required to be filed by it under the Securities Act and the Exchange Act and (ii) cooperate with each such Holder and use its reasonable best efforts to take such further action as any Holder may reasonably request to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, if available, under the Securities Act (or any similar rule or regulation hereafter adopted by the SEC) and customarily taken in connection with sales pursuant to such exemptions, including, without limitation, making available adequate current public information within the meaning of Rule 144. Notwithstanding the foregoing, nothing in this Section 4.2 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.
     Section 4.3 No Inconsistent Agreements. The Company represents and warrants to the Holders that the rights granted to the Holders hereunder do not materially conflict with and are not materially inconsistent with the rights granted to the holders of the Company’s issued and outstanding securities under any agreement in effect on the date hereof. The Company shall not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.
     Section 4.4 No Adverse Action Affecting the Registrable Securities. The Company will not voluntarily take any action with respect to the Registrable Securities with an intent to adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.
     Section 4.5 Termination. Subject to Section 2.1(d) with respect to Demand Registrations, this Agreement and the obligations of the parties hereunder, except for any liabilities or obligations under Articles 4 and 5 hereof, shall terminate when no Holder holds Registrable Securities.
ARTICLE 5.
INDEMNIFICATION AND CONTRIBUTION.
     Section 5.1 Indemnification.
          (a) The Company agrees to indemnify and hold harmless each Holder, such Holder’s officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the “Holder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to a Piggyback Registration or Demand Registration, caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, and shall reimburse, as incurred, each Holder Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Piggyback Registration or Demand Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, the indemnity agreement contained in this Section 5.1(a) shall not inure to the benefit of any Holder Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities concerned, to the extent that a Prospectus relating to such Registrable Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder Indemnified Party results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final Prospectus if the Company had previously furnished copies thereof to such Holder, and (iii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any Registration Statement or Prospectus (A) which was corrected in an amended or supplemented Registration Statement or Prospectus or (B) was contained in any Prospectus the use of which had been suspended in accordance with Section 3.2(a) or Section 3.2(b) and the Holder received such notice of suspension in accordance with Section 3.2(a) or Section 3.2(b), the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder Indemnified Party if the person asserting the claims from which such losses, claims, damages or liabilities arise (x) was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or Prospectus if the Company had previously furnished copies thereof to such Holder and such amended or supplemented Registration Statement or Prospectus was required to be delivered to such person under the Securities Act or (y) was sent or given a copy of a Prospectus during any such suspension period, as the case may be; provided further, however, that this indemnity agreement shall be in addition to any liability which the Company may otherwise have to such Holder Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act as contemplated by clause (v) of Section 3.3(c).
          (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Piggyback Registration or Demand Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitations set forth in clauses (i) through (iii) of the first proviso of Section 5.1(a) hereof, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement shall be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. In no event shall the liability of any Holder hereunder be greater in amount than the total price at which the Registrable Securities were sold by such Holder pursuant to the Registration Statement giving rise to such indemnification obligation.
          (c) Promptly after receipt by a party entitled to indemnification hereunder of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Article 5, notify the indemnifying party of the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any party entitled to indemnification hereunder, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under this Article 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (iii) does not require any action on behalf of the indemnified party other than the payment of money for which such party is indemnified under the terms of this Agreement.
          (d) It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Holder Indemnified Parties, and (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors and officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, collectively, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Holder Indemnified Parties, such firm shall be designated by the Majority Holders and shall be reasonably acceptable to the Company. In the case of any such separate firm for the Company and control persons of the Company, such firm shall be reasonably acceptable to the Majority Holders.
     Section 5.2 Contribution. If the indemnification provided for in this Article 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 5.2 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to therein. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 5.2. Notwithstanding any other provision of this Section 5.2, the Holders shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold by such Holders pursuant to the Registration Statement exceeds the amount of damages that such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.2, each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.
     Section 5.3 Availability of Remedies. The remedies provided for in this Article 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Purchase Agreement or otherwise.

     Section 5.4 Survival. The agreements contained in this Article 5 shall survive the sale of the Registrable Securities pursuant to the Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
ARTICLE 6.
MISCELLANEOUS.
     Section 6.1 Successors and Assigns; Third Party Beneficiaries.
          (a) This Agreement shall inure to the benefit of and be binding and enforceable upon successors, permitted assigns and permitted transferees of each of the parties; provided however that any transfer or assignment of the Preferred Shares or the shares of Common Stock issued upon conversion thereof to a person that is not the Purchaser, an Affiliate of the Purchaser or a Pledgee shall immediately result in those Preferred Shares or shares of Common Stock losing their status as “Registrable Securities” and such transferee shall not be a “Holder” for purposes of this Agreement; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement.
          (b) The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. If any permitted transferee of any Holder shall acquire Preferred Shares or Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Preferred Shares and/or Registrable Securities such Person shall be entitled to receive the benefits of this Agreement and shall be deemed to have agreed to be bound by all of the terms and provisions of this Agreement.
          (c) No Holder shall have any liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such Holder under this Agreement.
     Section 6.2 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 6.3 Notices. Any notice, request or other communication made by a party hereto regarding this Agreement or the transactions contemplated hereby shall be in writing and may be personally served or sent by overnight courier, electronic transmission or facsimile. Addressed to the relevant party at its address, electronic mail or facsimile number as specified below or at such other address, electronic mail or facsimile number as such party may subsequently request in writing. All such communications and notices shall be effective upon receipt.

If to the Company:
Office of the General Counsel
2511 Garden Road
Building A, Suite 200
Monterey, California 93940
Tel: (831) 642-9300
Fax: (831) 642-9328
With a copy to:
Pillsbury Winthrop Shaw Pittman LLP
50 Fremont Street
San Francisco, California 94105-2228
Attn: Rodney R. Peck, Esq.
Tel: (415) 983-1000
Fax: (415) 983-1200
If to the Purchaser:
Glencore Investment Pty Ltd
c/o Glencore AG
Baarermattstrasse 3
CH-6341 Baar, Switzerland
Attn: Head of Aluminum Department
Telephone: +41-41-709-2000
Facsimile: +41-41-709-3000
with a copy to:
Glencore AG
Baarermattstrasse 3
CH-6341 Baar, Switzerland
Attn: Richard Marshall
Telephone: +41-41-709-2000
Facsimile: +41-41-709-2621
with a copy to
Curtis, Mallet-Prevost, Colt & Mosle LLP
101 Park Avenue
New York, NY 10178-0061
Attn: Matias A. Vega
Attn: Valarie A. Hing
Telephone: (212) 696-6000
Facsimile: (212) 697-1559

     Section 6.4 Interpretation. This Agreement shall be deemed to have been jointly drafted by the parties and no provision of it shall be interpreted or construed for or against either party because such party actually or purportedly prepared or requested such provision, any other provision or the Agreement as a whole.
     Section 6.5 Remedies; Specific Performance. Any and all remedies available to the parties will be deemed cumulative with and not exclusive of any other remedy available to it, whether conferred hereby or by law or equity, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
     Section 6.6 Governing Law. This Agreement, the rights and obligations of the parties under this Agreement and any claim or controversy directly or indirectly based upon or arising out of this Agreement (whether based on contract, tort or any other theory), including all matters of construction, validity and performance, shall in all respects be governed by and interpreted, construed and determined in accordance with, the laws of the State of New York, without giving effect to any conflict of laws rules that might lead to the application of the laws of any other jurisdiction.
     Section 6.7 Dispute Resolution. Except as otherwise provided in Section 6.5, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be finally settled by binding arbitration in New York, New York administered by the American Arbitration Association (AAA) under its Commercial Arbitration Rules, (the “AAA Rules”) and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitral tribunal shall be composed of three arbitrators, selected in accordance with the AAA Rules. The language to be used in the arbitral proceedings shall be in English. All arbitral proceedings conducted pursuant to this Section 6.7, all information disclosed and all documents submitted or issued by or on behalf of any of the disputing parties or the arbitrators in any such proceedings as well as all decisions and awards made or declared in the course of any such proceedings shall be kept strictly confidential, except for any disclosure as may be required by law, and may not be used for any other purpose than these proceedings nor be disclosed to any third party without the prior written consent of the party to which the information relates or, as regards to a decision or award, the prior written consent of all the other disputing parties.
     Section 6.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
     Section 6.9 Amendments; Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may not be given, without the written consent of the Company and the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in interest of the Registrable Securities being sold by such Holders pursuant to such Registration Statement, provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Preferred Shares or Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 6.9, whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Preferred Shares or Registrable Securities or is delivered to such Holder.
     Section 6.10 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties solely with respect to such registration rights.
     Section 6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.
[Signature page follows]

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Registration Rights Agreement as of the date first written above.

COMPANY: CENTURY ALUMINUM COMPANY
By:	/s/ Michael A. Bless
	Name:	Michael A. Bless
	Title:	Executive Vice President and Chief Financial Officer

PURCHASER: GLENCORE INVESTMENT PTY LTD:
By:	/s/ Eric Diedrichsen
	Name:	Eric Diedrichsen
	Title:	Director

By:	/s/ Marc Ocskay
	Name:	Marc Ocskay
	Title:	Director